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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3616

Madison Mosaic Income Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

December 31, 2011

Madison Mosaic
Income Trust

Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Madison Mosaic(R) Funds
www.mosaicfunds.com

Madison Mosaic Income Trust

CONTENTS

Management’s Discussion of Fund Performance
2011 in Review	2
Outlook	2
Government Fund	3
Core Bond Fund	4
Institutional Bond Fund	5
Investment Grade Corporate Bond Fund	6
Notes to Management’s Discussion of Fund Performance	7
Portfolio of Investments
Government Fund	8
Core Bond Fund	9
Institutional Bond Fund	11
Investment Grade Corporate Bond Fund	13
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Other Information	27
Trustees and Officers	31

Annual Report | December 31, 2011 | 1

Madison Mosaic Income Trust

Management’s Discussion of Fund Performance

2011 IN REVIEW

A quick glance at the 2011 returns of the major domestic investment indices might suggest a benign and uneventful year for stock investors. The S&P 500, considered a benchmark for the U.S. domestic stock market, was virtually flat for the year, with dividend income responsible for almost all of the 2.1% positive total return. In contrast, the overall domestic bond market, as measured by the Barclays Capital Aggregate Index was up a solid 7.8%. However, the markets were very volatile during the year. The overseas indices provide a hint at some of the most important dislocations that were occurring behind these domestic stock and bond returns. The MSCI EAFE Index, which is a widely used proxy for stock markets outside the U.S., slid -11.7% for the year, while emerging markets were hit hard, as shown by the MSCI Emerging Markets Index, which was down -18.4% for 2011. The volatility U.S. investors actually experienced is evident in the return of the S&P 500 from its 2011 high on April 29 to its low on October 3; a period in which the Index lost -18.6%. Bond investors experienced a massive Treasury rally as the yield on the 10-Year Treasury reached 3.7% on February 8 before dropping by more than half to its record-setting closing low of 1.7% on September 22.

In the U.S., 2011 began with considerable optimism as stock indices rose briskly in the first quarter and investors shifted away from low-risk, low-yielding bonds. The yield on the 10-Year Treasury rose during this period, hitting 3.74% on February 8, which proved to be the high for the year. This optimism was fueled by economic growth which seemed sustainable, while corporate earnings, balance sheets and profits appeared strong. But these positives were tested by geo-political events and slower economic data in the summer. The first blow in 2011 came with the chain reaction of freedom movements in the Middle East. Change and uncertainty, especially when you throw in rising oil prices, tend to drive investors towards less risky investments, and this proved to be a plus for the Treasury market and other high-quality bonds. The tragic earthquake and tsunami in Japan followed and the markets suffered along with the realization of how much damage was done to one of the world’s largest economies.

For much of the rest of the 2011, stock prices waxed and waned as news flowed out of Europe. This news caused volatility to remain high and investors showed a preference for the perceived safety of bonds, particularly U.S. Treasuries. The yield on the 10-Year Treasury hit an all-time closing low of 1.72% on September 22, and finished the year at 1.88%. In addition, the flight to safety was supported by the mid-year stalemate in Washington over the U.S. deficit, which seemed to drag on endlessly. This impasse eventually sparked Standard & Poor’s landmark downgrade of U.S. debt on August 6. But the downgrade couldn’t stem the flight to safety, as demand continued to push Treasury yields lower. In late September the Federal Reserve announced addition action to stimulate the economy, with this round focused on buying longer-term bonds. The combination of fear generated by global events and Fed intervention produced what we felt was an artificial boost to the bond market by keeping rates lower than our assessment of fundamental value. In the end the broader bond indices, such as Barclays Aggregate soundly outperformed the broader stock indices for the year.

OUTLOOK

Looking forward, we are impressed with the resiliency of the U.S. economy. Still, we expect below-average economic growth for 2012 as the debt deleveraging process continues. Many of the cautionary macroeconomic issues that existed at the start of 2011 still persist: weak housing, strained government budgets, and stagnant wage growth. Europe remains a major concern, and the progression of the debt crisis abroad appears likely to lead to continued periods of "risk on" and "risk off" for global financial markets. All told, we believe volatility is here to stay until the heightened level of global uncertainty begins to subside.

For the bond market, we anticipate a return to a focus on fundamentals rather than the sound bite of the day – an emphasis on facts rather than fear. When this happens bond investors should be prepared for a possible rise in rates, a trend which can put pressure on bonds, particularly long bonds. As active managers, we seek to cushion our investors from interest rate risk, while remaining poised to take advantage of the higher yields which could come out of such a scenario.

2 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

MADISON MOSAIC GOVERNMENT FUND

FUND-AT-A-GLANCE
Objective: Madison Mosaic Government Fund provides investors with monthly dividends by investing in bonds and other securities issued or guaranteed by the U.S. Government.
Net Assets: $5.3 million
Date of Inception: July 21, 1983
Ticker: MADTX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Government Fund invests primarily in short to intermediate term government and government agency bonds. The fund concentrates on the intermediate portion of the yield curve with a recognition that the ten-year Treasury bond has offered approximately 90% of the return of a 30-year Treasury with less risk. The fund is actively managed for duration, meaning that when we believe interest rates will fall, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when rates appear likely to rise, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Madison Mosaic Government Fund returned 3.65% for the annual period ended December 3, 2011. This return exceeded the fund’s Morningstar Short Government peer group, which had a category return of 2.09% for the period, but trailed the Barclays Capital Intermediate Government Bond Index, which returned 6.08%. These relative returns reflect primarily the fund’s duration posture which tended towards a more intermediate stance than the Morningstar category, while being shorter than the Barclays Index in a year in which long-term bonds soundly outperformed shorter bonds. The unmanaged Barclays Index, which has no expenses associated with it, held a duration of 3.79 years at year-end, compared to the fund’s 3.02. A secondary, but also important, influence on relative returns was asset allocation among government bonds. Madison Mosaic Government Fund favored the yield advantage in U.S. Government Agency bonds throughout the year over Treasury securities. However, Treasuries outperformed agencies as seen by the relative returns of the Barclays Intermediate U.S. Agency Index, which was up 3.70%, compared to the Barclays Intermediate U.S. Treasury Index, which advanced 6.57%, a reflection on the general flight to safety which was characteristic of investor behavior across the year. At year-end, the Government Bond Fund held 48.3% U.S. Government agency bonds, 37.3% in Treasuries, 10.8% in mortgage-backed bonds, and 3.6% in cash and other assets. The fund held 38 positions and had a 30-day SEC yield of 0.43%.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2011
% of net assets
U.S. Treasury Note, 3.125%, 10/31/16	12.49%
Freddie Mac, 2.5%, 5/27/16	6.96%
Fannie Mae, 2.375%, 4/11/16	4.96%
Federal Home Loan Bank, 1.375%, 5/28/14	4.79%
U.S. Treasury Note, 2.625%, 4/30/16	4.06%
Fannie Mae, 2.375%, 7/28/15	3.96%
Fannie Mae, 1.625%, 10/26/15	3.85%
U.S. Treasury Note, 0.625%, 12/31/12	3.77%
U.S.Treasury Note, 3.75%, 11/15/18	3.28%
Freddie Mac, 4.5%, 7/15/13	3.00%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Mortgage Backed Securities	10.8%
U.S. Agency Notes	48.3%
U.S. Treasury Notes	37.3%
Cash and Other	3.6%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

See accompanying Notes to Management’s Discussion of Fund Performance.

Annual Report | December 31, 2011 | 3

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

MADISON MOSAIC CORE BOND FUND

FUND-AT-A-GLANCE
Objective: Madison Mosaic Core Bond Fund provides relatively higher income by investing in a mix of higher, medium and lower-rated corporate bonds.
Net Assets: $8.8 million
Date of Inception: July 21, 1983
Ticker: MADBX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Core Bond Fund invests primarily in intermediate term corporate, government and mortgage-backed bonds. The fund is actively managed in terms of duration, asset mix and yield curve positioning. When we believe interest rates are likely to fall, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when rates appear likely to rise, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Mosaic Core Bond Fund rose 6.60% for the year ended December 31, 2011. Over the same period, its Morningstar peer group in the Intermediate Term Bond category averaged 5.86%, while Barclay’s Capital Aggregate Bond Index rose 7.84%. In a year in which long bonds outperformed short bonds, the fund had solid performance, despite holding a more conservative, shorter duration than its Barclays Index. At year-end, the Barclays Aggregate Index held a duration of 4.95 years, compared to Core Bond’s 4.12 years. In terms of peer performance, one likely advantage was the fund’s preference for higher-quality bonds, and management’s decision to favor industrial corporate bonds over bonds issued by the financial firms. Investors favored more secure bonds in 2011, particularly U.S. Treasury issuance, while the sovereign debt crisis in Europe cast a pall over credit-sensitive U.S. financial companies. At year-end, the fund held 50.5% in corporate bonds, 21.3% in Treasuries, 21.1% in mortgage-backed bonds, 3.3% in government agency notes, and 3.8% in cash and other assets. The credit quality of the bond portfolio was high, with 48.8% sporting a Standard & Poor’s rating of AAA, 13.2% AA, 31.7% A, and 6.3% BBB, with no exposure to lower-rated bonds. The fund ended the period with a 30-day SEC yield of 1.66%.

TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2011
% of net assets
U.S. Treasury Note, 3.125%, 5/15/19	13.31%
U.S. Treasury Bond, 5.375%, 2/15/31	5.64%
Ginnie Mae 698089, 4%, 4/15/39	3.42%
Freddie Mac, 5%, 2/16/17	3.34%
Kimberly-Clark Corp., 6.125%, 8/1/17	2.08%
Fannie Mae 889260, 5%, 4/1/38	2.05%
ConocoPhillips, 4.6%, 1/15/15	1.88%
Merck & Co. Inc., 4%, 6/30/15	1.87%
U.S. Treasury Note, 2.625%, 11/15/20	1.83%
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	1.82%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Consumer Discretionary	2.9%
Consumer Staples	8.5%
Energy	5.4%
Financials	15.3%
Health Care	5.7%
Industrials	2.6%
Information Technology	8.0%
Materials	1.2%
Utilities	0.9%
Mortgage Backed Securities	21.1%
U.S. Government and Agency Obligations	24.6%
Cash and Other	3.8%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

See accompanying Notes to Management’s Discussion of Fund Performance.

4 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

MADISON MOSAIC INSTITUTIONAL BOND FUND

FUND-AT-A-GLANCE
Objective: The Madison Mosaic Institutional Bond Fund seeks total investment return through a combination of intermediate corporate and government bonds.
Net Assets: $104.8 million
Date of Inception: May 1, 2000
Ticker: MIIBX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Institutional Bond Fund invests primarily in short to intermediate term government, government agency and investment-grade corporate bonds. The fund concentrates on the intermediate portion of the yield curve with a recognition that the ten-year Treasury bond has offered approximately 90% of the return of a 30-year Treasury with less risk. The fund is actively managed for duration, meaning that when we believe interest rates are falling, we lengthen duration to take advantage of the increased returns that should be available as rates drop. Likewise, when rates appear low, we shorten portfolio maturities with the goal of limiting potential declines.

PERFORMANCE DISCUSSION

Madison Mosaic Institutional Bond Fund returned 3.53% for the annual period ended December 31, 2011. Over the same period, its Morningstar peer group in the Intermediate Term Bond category averaged 5.86%, while the Barclays Capital Intermediate Government Credit Index returned 5.80%. Over the one-year period, the market favored higher-quality, longer-dated issues. While the fund’s quality bias was a plus, it wasn’t enough to cancel the powerful effect of dropping interest rates, which boosted the value of long-term bonds. This can clearly be seen in the returns of the various Morningstar category returns: Long Term 11.47%, Short Term 1.66% and High Yield 2.83%. We believe that the fund’s conservative, relatively short duration posture was a major disadvantage over this period when compared to our benchmark, and was likely the major distinction against our peer group, whose durations tend to be closer to the benchmark. At year-end, the Barclays Intermediate Government Credit Index held a duration of 3.97 years, compared to Institutional Bond’s 2.79 years. As of December 31, 2011, Institutional Bond had an asset allocation of 48.5% corporates, 13.3% government agencies, 33.7% Treasuries and 4.5% cash and other assets, and a 30-day SEC yield of 0.57%.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2011
% of net assets
U.S. Treasury Note, 1%, 3/31/12	7.17%
U.S. Treasury Note, 4.25%, 8/15/14	5.25%
U.S. Treasury Note, 2%, 11/30/13	4.93%
U.S. Treasury Note, 1.375%, 1/15/13	4.83%
U.S. Treasury Note, 3.125%, 5/15/19	3.74%
U.S. Treasury Note, 4.875%, 2/15/12	3.45%
Fannie Mae, 4.625%, 10/15/14	3.45%
U.S. Treasury Note, 2.625%, 11/15/20	2.31%
Freddie Mac, 4.5%, 7/15/13	2.28%
Abbott Laboratories, 5.6%, 11/30/17	2.28%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Consumer Discretionary	2.1%
Consumer Staples	10.0%
Energy	2.1%
Financials	15.8%
Health Care	4.4%
Industrials	1.7%
Information Technology	10.9%
Materials	1.5%
U.S. Government & Agency Obligations	47.0%
Cash & Other	4.5%

COMPARISON OF CHANGES IN THE VALUE OF A $50,000 INVESTMENT1,2

See accompanying Notes to Management’s Discussion of Fund Performance.

Annual Report | December 31, 2011 | 5

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | continued

INVESTMENT GRADE CORPORATE BOND FUND

FUND-AT-A-GLANCE
Objective: The Madison Mosaic Investment Grade Corporate Bond Fund provides investors with monthly income by investing in investment grade corporate securities.
Net Assets: $17.6 million
Date of Inception: July 1, 2007
Ticker: COINX

Investment Strategy Highlights

Madison Mosaic Investment Grade Corporate Bond Fund provides investors with regular, monthly income through investments in bonds issued by corporations. The fund will generally invest in corporate securities with an average maturity of 10 years or less. The result is a fund designed for investors who seek regular income from an actively managed bond fund that seeks the best risk/return profiles from a portfolio that emphasizes higher quality intermediate-term corporate issuance.

Performance Discussion

Madison Mosaic Investment Grade Corporate Bond Fund returned 7.83% for the annual period ended December 31, 2011, during a strong year for bonds. Over this same period, the fund’s Morningstar peer group, Intermediate Bond, returned 5.86%, while the Barclays Capital Credit Bond Index returned 8.35%. Given that the Barclays Index is unmanaged and incurs no expenses, the fund’s results were highly comparable to the index, even though it had a slight disadvantage of a shorter duration stance, as indicated by the fund’s year-end duration of 6.20 years, and the index’s 6.74 years. One plus was its high-quality bias in a year in which high-quality bonds outperformed low-quality bonds, and the fund’s security selection, which emphasized industrial issuance over the troubled financial sector. It was likely that the relatively long duration posture of the fund, its avoidance of low-quality bonds, and the relative strength of corporate bonds over agency and mortgage-backed securities all contributed to the fund’s strong performance against its Morningstar peer group. At year-end, the fund’s quality exposure according to Standard and Poor’s was 1.7% AAA, 20.4% AA, 47.1% A, and 30.8% BBB. The fund held 64 issues and had a 30-day SEC yield of 2.11%.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2011
% of net assets
Comcast Corp., 6.45%, 3/15/37	2.91%
Oracle Corp., 5.75%, 4/15/18	2.91%
Walgreen Co., 5.25%, 1/15/19	2.85%
Abbott Laboratories, 5.875%, 5/15/16	2.84%
General Electric Capital Corp., 6.75%, 3/15/32	2.84%
Cisco Systems Inc., 5.5%, 2/22/16	2.82%
Devon Energy Corp., 5.6%, 7/15/41	2.75%
Target Corp., 5.375%, 5/1/17	2.68%
Wells Fargo & Co., 5.625%, 12/11/17	2.67%
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	2.66%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/11
Consumer Discretionary	10.0%
Consumer Staples	18.1%
Energy	10.8%
Financials	27.6%
Health Care	5.6%
Industrials	2.7%
Information Technology	15.1%
Materials	4.9%
Utilities	2.4%
Cash & Other	2.8%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

See accompanying Notes to Management’s Discussion of Fund Performance.

6 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Management’s Discussion of Fund Performance | concluded

NOTES TO MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

1This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.

2Past performance is not predictive of future performance. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested. The comparative Indices noted do not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other changes.

3The primary benchmark is changing from the Barclays Capital Aggregate Bond Index to the Bank of America Merrill Lynch U.S. Corporate Government and Mortgage Index.

BENCHMARK DESCRIPTIONS

Bank of America Merrill Lynch U.S. Corporate Government & Mortgage Index

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

Barclays Capital Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index of taxable investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage backed securities, with maturities of one year or more.

Barclays Capital Credit Bond Index

The Barclays Capital Credit Bond Index is an unmanaged, market capitalization weighted index that covers the U.S. dollar denominated fixed-rate, taxable bond market, with maturities of one year or more.

Barclays Capital Intermediate Government Bond Index

The Barclays Capital U.S. Intermediate Government Bond Index is a market-value-weighted index for government fixed-rate debt issues with maturities between one and 10 years.

Barclays Capital Intermediate Government Credit Bond Index

This index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with maturities between one and 10 years.

Annual Report | December 31, 2011 | 7

Madison Mosaic Income Trust | December 31, 2011

Government Fund • Portfolio of Investments

	Par Value	Value (Note 1)
MORTGAGE BACKED SECURITIES - 10.8%
Fannie Mae - 4.6%
5.5%, 2/1/18 Pool # 555345	$ 16,647	$ 18,087
5%, 6/1/18 Pool # 555545	34,275	37,025
6.5%, 5/1/32 Pool # 636758	8,104	9,205
6.5%, 6/1/32 Pool # 254346	9,517	10,810
6%, 8/1/32 Pool # 254405	15,943	17,775
4.5%, 12/1/35 Pool # 745147	108,964	116,214
5.5%, 1/1/38 Pool # 953589	32,667	35,603
		244,719
Freddie Mac - 4.0%
5.5%, 8/1/17 Pool # E90778	12,676	13,749
4.5%, 11/1/23 Pool # G13342	32,020	33,986
6.5%, 6/1/32 Pool # C01364	9,268	10,551
4%, 10/1/40 Pool # A94362	146,398	153,813
		212,099
Ginnie Mae - 2.2%
7%, 9/20/27 Pool # E2483	6,218	7,226
6%, 2/15/38 Pool # 676516	27,578	31,260
4%, 4/15/39 Pool # 698089	75,013	80,613
		119,099
Total Mortgage Backed Securities (Cost $539,711)		575,917
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 85.6%
Fannie Mae - 26.1%
4.875%, 5/18/12	100,000	101,853
3.625%, 2/12/13	150,000	155,600
4.75%, 2/21/13	150,000	157,591
4.375%, 7/17/13	150,000	159,247
4.625%, 10/15/13	125,000	134,483
2.375%, 7/28/15	200,000	211,195
1.625%, 10/26/15	200,000	205,151
2.375%, 4/11/16	250,000	264,408
		1,389,528
	Par Value	Value (Note 1)
Federal Home Loan Bank - 9.7%
4%, 9/6/13	$150,000	$ 159,113
3.125%, 12/13/13	100,000	104,840
1.375%, 5/28/14	250,000	255,078
		519,031
Freddie Mac - 12.5%
4.5%, 7/15/13	150,000	159,597
2.875%, 2/9/15	125,000	133,406
2.5%, 5/27/16	350,000	371,064
		664,067
U.S. Treasury Note - 37.3%
4%, 11/15/12	150,000	155,022
0.625%, 12/31/12	200,000	200,969
0.625%, 1/31/13	150,000	150,756
4.25%, 8/15/14	100,000	110,172
2.625%, 4/30/16	200,000	216,422
3.125%, 10/31/16	600,000	665,391
4.5%, 5/15/17	90,000	106,755
3.75%, 11/15/18	150,000	174,527
1.375%, 11/30/18	100,000	100,359
2.625%, 11/15/20	100,000	107,672
		1,988,045
Total U.S. Government and Agency Obligations (Cost $4,413,701)		4,560,671
Repurchase Agreement - 3.1%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $105,907 in Fannie Mae Pool #695167 due 5/1/33 and $60,991 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $163,633 (Cost $163,633)		163,633
TOTAL INVESTMENTS - 99.5% (Cost $5,117,045)		5,300,221
NET OTHER ASSETS AND LIABILITIES - 0.5%		28,143
TOTAL ASSETS - 100.0%		$ 5,328,364

See accompanying Notes to Financial Statements.

8 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Portfolio of Investments | December 31, 2011 | continued

Core Bond Fund • Portfolio of Investments

	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS - 50.5%
Consumer Discretionary - 2.9%
Comcast Cable Communications Holdings Inc., 8.375%, 3/15/13	$ 27,000	$ 29,371
Comcast Corp., 5.3%, 1/15/14	100,000	107,808
McDonald’s Corp., 5.35%, 3/1/18	100,000	119,650
		256,829
Consumer Staples - 8.5%
Bottling Group LLC., 5.125%, 1/15/19	100,000	116,841
Costco Wholesale Corp., 5.5%, 3/15/17	100,000	119,577
Kellogg Co., 4.45%, 5/30/16	100,000	111,116
Kimberly-Clark Corp., 6.125%, 8/1/17	150,000	183,701
Sysco Corp., 5.25%, 2/12/18	100,000	117,347
Walgreen Co., 4.875%, 8/1/13	100,000	106,730
		755,312
Energy - 5.4%
BP Capital Markets PLC, 3.875%, 3/10/15	52,000	55,568
ConocoPhillips, 4.6%, 1/15/15	150,000	166,018
Devon Energy Corp., 6.3%, 1/15/19	125,000	153,119
Valero Energy Corp., 6.875%, 4/15/12	100,000	101,632
		476,337
Financials - 15.3%
Allstate Corp./The, 6.2%, 5/16/14	100,000	111,588
American Express Credit Corp., 5.875%, 5/2/13	150,000	157,724
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	150,000	161,033
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	100,000	110,853
General Electric Capital Corp., 4.8%, 5/1/13	100,000	104,722
Goldman Sachs Group Inc./The, 5.75%, 10/1/16	100,000	103,793
JPMorgan Chase & Co., 3.7%, 1/20/15	150,000	155,633
Markel Corp., 6.8%, 2/15/13	75,000	77,822
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	100,000	107,948
US Bancorp, 4.2%, 5/15/14	100,000	107,123
Wells Fargo & Co., 4.375%, 1/31/13	150,000	155,066
		1,353,305
Health Care - 5.7%
Abbott Laboratories, 5.6%, 11/30/17	100,000	119,569
Eli Lilly & Co., 4.2%, 3/6/14	100,000	107,203
Merck & Co. Inc., 4%, 6/30/15	150,000	165,320
Pfizer Inc., 5.35%, 3/15/15	100,000	113,203
		505,295
	Par Value	Value (Note 1)
Industrials - 2.6%
Danaher Corp., 3.9%, 6/23/21	100,000	$ 110,615
United Parcel Service Inc., 5.5%, 1/15/18	100,000	119,992
		230,607
Information Technology - 8.0%
Cisco Systems Inc., 5.5%, 2/22/16	100,000	116,482
Google Inc., 3.625%, 5/19/21	100,000	109,541
Hewlett-Packard Co., 5.5%, 3/1/18	100,000	111,293
Oracle Corp., 4.95%, 4/15/13	100,000	105,638
Texas Instruments Inc., 2.375%, 5/16/16	150,000	156,413
Western Union Co./The, 5.93%, 10/1/16	100,000	112,794
		712,161
Materials - 1.2%
EI du Pont de Nemours & Co., 4.75%, 11/15/12	100,000	103,432
Utilities - 0.9%
Dominion Resources Inc./VA, 5.7%, 9/17/12	75,000	77,528
Total Corporate Notes and Bonds (Cost $4,225,723)		4,470,806
MORTGAGE BACKED SECURITIES - 21.1%
Fannie Mae - 12.6%
5%, 2/1/19 Pool # 725341	27,261	29,449
6%, 3/1/21 Pool # 745406	40,551	43,914
5.5%, 3/1/21 Pool # 837199	51,429	55,877
6.5%, 5/1/32 Pool # 636758	10,806	12,274
4.5%, 12/1/35 Pool # 745147	108,964	116,214
5%, 2/1/36 Pool # 745275	108,840	117,687
5%, 3/1/36 Pool # 745355	144,606	156,360
5.5%, 5/1/36 Pool # 745516	47,118	51,456
6%, 12/1/36 Pool # 256514	57,323	63,245
6%, 12/1/36 Pool # 902070	50,300	55,497
6%, 12/1/36 Pool # 903002	52,350	57,759
5.5%, 1/1/37 Pool # 905805	94,156	102,737
5.5%, 1/1/38 Pool # 953589	32,667	35,603
6%, 1/1/38 Pool # 965649	35,127	38,724
5%, 4/1/38 Pool # 889260	167,536	181,128
		1,117,924
Freddie Mac - 5.1%
5%, 2/1/21 Pool # G11911	53,983	58,196
4.5%, 4/1/23 Pool # J07302	117,002	124,184
4.5%, 11/1/23 Pool # G13342	64,040	67,972
6%, 8/1/36 Pool # A51727	46,599	51,348
6.5%, 11/1/36 Pool # C02660	54,205	61,033
5%, 9/1/38 Pool # G04815	80,868	86,999
		449,732

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 9

Madison Mosaic Income Trust | Core Bond Fund • Portfolio of Investments | December 31, 2011 | continued

	Par Value	Value (Note 1)
MORTGAGE BACKED SECURITIES (continued)
Ginnie Mae - 3.4%
4%, 4/15/39 Pool # 698089	$281,299	$ 302,300
Total Mortgage Backed Securities (Cost $1,743,429)		1,869,956
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.6%
Freddie Mac - 3.3%
5%, 2/16/17	250,000	295,426
U.S. Treasury Bond - 5.6%
5.375%, 2/15/31	350,000	498,914
U.S. Treasury Note - 15.7%
3.125%, 10/31/16	35,000	38,815
3.125%, 5/15/19	1,050,000	1,177,476
2.625%, 11/15/20	150,000	161,508
		1,377,799
Total U.S. Government and Agency Obligations (Cost $2,003,921)		2,172,139
		Value (Note 1)
Repurchase Agreement - 2.8%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $159,916 in Fannie Mae Pool #695167 due 5/1/33 and $92,096 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $247,082 (Cost $247,082)
		$ 247,082
TOTAL INVESTMENTS - 99.0% (Cost $8,220,155)		8,759,983
NET OTHER ASSETS AND LIABILITIES - 1.0%		85,565
TOTAL ASSETS - 100.0%		$ 8,845,548

LLC  Limited Liability Company
PLC  Public Limited Company

See accompanying Notes to Financial Statements.

10 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Portfolio of Investments | December 31, 2011 | continued

Institutional Bond Fund • Portfolio of Investments
	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS - 48.5%
Consumer Discretionary - 2.1%
McDonald’s Corp., 5.35%, 3/1/18	$1,000,000	$ 1,196,500
Target Corp., 5.875%, 3/1/12	1,000,000	1,008,434
		2,204,934
Consumer Staples -10.0%
Coca-Cola Co./The, 4.875%, 3/15/19	1,000,000	1,172,913
Costco Wholesale Corp., 5.3%, 3/15/12	1,000,000	1,009,314
PepsiCo Inc./NC, 4.65%, 2/15/13	1,500,000	1,569,810
Procter & Gamble Co./The, 4.7%, 2/15/19	1,500,000	1,772,955
Sysco Corp., 5.25%, 2/12/18	1,000,000	1,173,466
Walgreen Co., 4.875%, 8/1/13	125,000	133,413
Walgreen Co., 5.25%, 1/15/19	1,500,000	1,785,941
Wal-Mart Stores Inc., 4.55%, 5/1/13	125,000	131,975
Wal-Mart Stores Inc., 4.5%, 7/1/15	1,500,000	1,681,190
		10,430,977
Energy - 2.1%
BP Capital Markets PLC, 3.875%, 3/10/15	518,000	553,540
ConocoPhillips, 4.6%, 1/15/15	1,500,000	1,660,178
		2,213,718
Financials - 15.8%
Allstate Corp./The, 6.2%, 5/16/14	2,000,000	2,231,766
American Express Co., 4.875%, 7/15/13	1,500,000	1,569,177
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	1,500,000	1,610,334
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	1,450,000	1,607,363
General Electric Capital Corp., 4.25%, 6/15/12	170,000	172,078
General Electric Capital Corp., 4.8%, 5/1/13	830,000	869,193
Goldman Sachs Group Inc./The, 6.6%, 1/15/12	1,000,000	1,001,562
JPMorgan Chase & Co., 3.7%, 1/20/15	2,000,000	2,075,100
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	1,450,000	1,565,246
US Bancorp, 4.2%, 5/15/14	1,500,000	1,606,845
Wells Fargo & Co., 5.625%, 12/11/17	2,000,000	2,281,970
		16,590,634
Health Care - 4.4%
Abbott Laboratories, 5.6%, 11/30/17	2,000,000	2,391,374
Eli Lilly & Co., 4.2%, 3/6/14	450,000	482,414
Pfizer Inc., 5.35%, 3/15/15	1,500,000	1,698,043
		4,571,831
	Par Value	Value (Note 1)
Industrials - 1.7%
United Parcel Service Inc., 5.5%, 1/15/18	1,500,000	$ 1,799,870
Information Technology - 10.9%
Cisco Systems Inc., 5.5%, 2/22/16	1,500,000	1,747,238
Google Inc., 3.625%, 5/19/21	1,500,000	1,643,113
Hewlett-Packard Co., 5.25%, 3/1/12	1,000,000	1,006,599
Intel Corp., 1.95%, 10/1/16	2,000,000	2,058,362
International Business Machines Corp., 4.75%, 11/29/12	1,000,000	1,034,291
Microsoft Corp., 3%, 10/1/20	750,000	799,432
Oracle Corp., 4.95%, 4/15/13	1,000,000	1,056,380
Texas Instruments Inc., 2.375%, 5/16/16	2,000,000	2,085,504
		11,430,919
Materials - 1.5%
EI du Pont de Nemours & Co., 3.25%, 1/15/15	1,500,000	1,600,821
Total Corporate Notes and Bonds (Cost $49,402,247)		50,843,704
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 47.0%
Fannie Mae - 5.1%
4.625%, 10/15/14	3,250,000	3,613,597
1.375%, 11/15/16	1,750,000	1,767,532
		5,381,129
Federal Home Loan Bank - 2.0%
3.625%, 5/29/13	2,000,000	2,092,640
Freddie Mac - 6.2%
5.125%, 7/15/12	2,250,000	2,311,004
4.5%, 7/15/13	2,250,000	2,393,951
2.5%, 5/27/16	1,750,000	1,855,318
		6,560,273
U.S. Treasury Note - 33.7%
4.875%, 2/15/12	3,600,000	3,619,527
1%, 3/31/12	7,500,000	7,518,457
4%, 11/15/12	2,000,000	2,066,954
1.375%, 1/15/13	5,000,000	5,062,890
2%, 11/30/13	5,000,000	5,165,820
4.25%, 8/15/14	5,000,000	5,508,595
3.125%, 5/15/19	3,500,000	3,924,921
2.625%, 11/15/20	2,250,000	2,422,618
		35,289,782
Total U.S. Government and Agency Obligations (Cost $48,264,827)		49,323,824

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 11

Madison Mosaic Income Trust | Institutional Bond Fund • Portfolio of Investments | December 31, 2011 | continued

Value (Note 1)
Repurchase Agreement - 7.2%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $4,851,618 in Fannie Mae Pool #695167 due 5/1/33 and $2,794,037 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $7,496,081 (Cost $7,496,079)
$ 7,496,079
TOTAL INVESTMENTS - 102.7% (Cost $105,163,153)	107,663,607
NET OTHER ASSETS AND LIABILITIES - (2.7%)	(2,814,971)
TOTAL ASSETS - 100.0%	$104,848,636

PLC   Public Limited Company

See accompanying Notes to Financial Statements.

12 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Portfolio of Investments | December 31, 2011 | continued

Investment Grade Corporate Bond Fund • Portfolio of Investments

	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS - 97.2%
Consumer Discretionary - 10.0%
Comcast Corp., 6.45%, 3/15/37	$420,000	$ 510,871
DIRECTV Holdings LLC. / DIRECTV Financing Co. Inc., 5%, 3/1/21	400,000	428,878
McDonald’s Corp., 5.8%, 10/15/17	20,000	24,394
Target Corp., 5.875%, 7/15/16	20,000	23,709
Target Corp., 5.375%, 5/1/17	400,000	470,668
Time Warner Inc., 6.25%, 3/29/41	250,000	300,840
		1,759,360
Consumer Staples - 18.1%
Coca-Cola Refreshments USA Inc., 7.375%, 3/3/14	10,000	11,364
Costco Wholesale Corp., 5.3%, 3/15/12	20,000	20,186
CVS Caremark Corp., 5.75%, 6/1/17	400,000	467,289
General Mills Inc., 5.65%, 2/15/19	380,000	451,615
Kellogg Co., 1.875%, 11/17/16	400,000	402,078
Kimberly-Clark Corp., 6.125%, 8/1/17	10,000	12,247
Kraft Foods Inc., 6.5%, 8/11/17	20,000	23,820
Kraft Foods Inc., 5.375%, 2/10/20	400,000	462,312
PepsiCo Inc., 5.5%, 1/15/40	275,000	343,116
Sysco Corp., 5.25%, 2/12/18	25,000	29,337
Walgreen Co., 5.25%, 1/15/19	420,000	500,064
Wal-Mart Stores Inc., 3.25%, 10/25/20	420,000	449,977
		3,173,405
Energy - 10.8%
BP Capital Markets PLC, 3.875%, 3/10/15	13,000	13,892
ConocoPhillips, 4.6%, 1/15/15	420,000	464,850
Devon Energy Corp., 5.625%, 1/15/14	15,000	16,364
Devon Energy Corp., 5.6%, 7/15/41	400,000	482,807
Marathon Oil Corp., 6%, 10/1/17	400,000	465,981
Valero Energy Corp., 6.875%, 4/15/12	10,000	10,163
Valero Energy Corp., 6.625%, 6/15/37	410,000	441,012
		1,895,069
Financials - 27.6%
Allstate Corp./The, 5%, 8/15/14	400,000	431,924
American Express Co., 4.875%, 7/15/13	25,000	26,153
American Express Co., 6.15%, 8/28/17	400,000	458,016
Bank of New York Mellon Corp./The, 4.3%, 5/15/14	425,000	456,261
Berkshire Hathaway Finance Corp., 4.85%, 1/15/15	20,000	22,171
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	400,000	467,127
General Electric Capital Corp., 6.75%, 3/15/32	425,000	499,107
Goldman Sachs Group Inc./The, 5.125%, 1/15/15	20,000	20,456
	Par Value	Value (Note 1)
Goldman Sachs Group Inc./The, 3.625%, 2/7/16	$250,000	$ 241,782
JPMorgan Chase & Co., 4.75%, 3/1/15	20,000	21,287
JPMorgan Chase & Co., 4.25%, 10/15/20	400,000	403,542
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/14	425,000	458,779
Simon Property Group LP, 4.125%, 12/1/21	400,000	419,119
US Bancorp, 4.2%, 5/15/14	25,000	26,781
US Bancorp, 2.2%, 11/15/16	400,000	404,300
Wells Fargo & Co., 5.625%, 12/11/17	410,000	467,804
Wells Fargo & Co., 4.6%, 4/1/21	15,000	16,481
		4,841,090
Health Care - 5.6%
Abbott Laboratories, 5.875%, 5/15/16	425,000	499,060
Merck & Co. Inc., 3.875%, 1/15/21	400,000	451,176
Pfizer Inc., 5.35%, 3/15/15	25,000	28,301
		978,537
Industrials - 2.7%
Caterpillar Inc., 5.2%, 5/27/41	20,000	24,053
CSX Corp., 6.15%, 5/1/37	20,000	24,135
Norfolk Southern Corp., 3.25%, 12/1/21	400,000	406,712
United Parcel Service Inc., 5.5%, 1/15/18	20,000	23,998
		478,898
Information Technology - 15.1%
Cisco Systems Inc., 5.5%, 2/22/16	425,000	495,051
Hewlett-Packard Co., 4.75%, 6/2/14	400,000	422,664
Hewlett-Packard Co., 3.75%, 12/1/20	25,000	24,723
Intel Corp., 1.95%, 10/1/16	300,000	308,754
Intel Corp., 3.3%, 10/1/21	20,000	21,113
International Business Machines Corp., 4.75%, 11/29/12	20,000	20,686
International Business Machines Corp., 1.95%, 7/22/16	400,000	412,113
Intuit Inc., 5.4%, 3/15/12	10,000	10,085
Oracle Corp., 5.75%, 4/15/18	420,000	510,352
Texas Instruments Inc., 1.375%, 5/15/14	400,000	405,214
Western Union Co./The, 5.93%, 10/1/16	20,000	22,559
		2,653,314
Materials - 4.9%
Dow Chemical Co./The, 4.125%, 11/15/21	400,000	411,100
EI du Pont de Nemours & Co., 4.75%, 11/15/12	25,000	25,858
EI du Pont de Nemours & Co., 3.25%, 1/15/15	400,000	426,886
		863,844

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 13

Madison Mosaic Income Trust | Investment Grade Corporate Bond Fund • Portfolio of Investments | December 31, 2011 | concluded

	Par Value	Value (Note 1)
CORPORATE NOTES AND BONDS (continued)
Utilities - 2.4%
Dominion Resources Inc., 5.7%, 9/17/12	$410,000	$ 423,821
Total Corporate Notes and Bonds (Cost $16,852,657)		17,067,338
Repurchase Agreement - 1.7%
With U.S. Bank National Association issued 12/30/11 at 0.01%, due 1/3/12, collateralized by $189,600 in Fannie Mae Pool #695167 due 5/1/33 and $109,190 in Fannie Mae Pool #729590 due 7/1/18. Proceeds at maturity are $292,945 (Cost $292,944)		292,944
TOTAL INVESTMENTS - 98.9% (Cost $17,145,601)		17,360,282
NET OTHER ASSETS AND LIABILITIES - 1.1%		190,172
TOTAL ASSETS - 100.0%		$17,550,454

LLC Limited Liability Company
PLC Public Limited Company

See accompanying Notes to Financial Statements.

14 | Annual Report | December 31, 2011

Madison Mosaic Income Trust

Statements of Assets and Liabilities

	Government Fund	Core Bond Fund	Institutional Bond Fund	Investment Grade Corporate Bond Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$ 5,136,588	$ 8,512,901	$100,167,528	$17,067,338
Repurchase agreements	163,633	247,082	7,496,079	292,944
Total investments*	5,300,221	8,759,983	107,663,607	17,360,282
Receivables
Interest	32,424	81,912	1,024,827	191,172
Capital shares sold	3,085	8,103	282,224	–
Total assets	5,335,730	8,849,998	108,970,658	17,551,454

LIABILITIES
Payables
Investment securities purchased	–	–	4,107,757	–
Capital shares redeemed	4,616	1,200	8,515	–
Auditor fees	2,500	3,000	5,500	1,000
Independent trustee fees	250	250	250	–
Total liabilities	7,366	4,450	4,122,022	1,000

NET ASSETS	$ 5,328,364	$ 8,845,548	$104,848,636	$17,550,454

Net assets consists of:
Paid in capital	$5,142,845	$8,334,202	$102,401,058	$17,335,773
Accumulated net realized gain (loss)	2,343	(27,287)	(52,876)	–
Net unrealized appreciation on investments	183,176	538,633	2,500,454	214,681
Net Assets	$ 5,328,364	$ 8,845,548	$104,848,636	$17,550,454

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized. (Note 7)	492,656	1,241,445	9,402,350	1,557,347

NET ASSET VALUE PER SHARE	$10.82	$7.13	$11.15	$11.27

*INVESTMENT SECURITIES, AT COST	$ 5,117,045	$ 8,220,155	$105,163,153	$17,145,601

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 15

Madison Mosaic Income Trust

Statements of Operations

For the year ended December 31, 2011

	Government Fund	Core Bond Fund	Institutional Bond Fund	Investment Grade Corporate Bond Fund
INVESTMENT INCOME (Note 1)
Interest income	$128,485	$307,331	$1,376,963	$ 91,935

EXPENSES (Notes 3 and 4)
Investment advisory fees	20,631	33,743	209,246	13,570
Other expenses:
Service agreement fees	9,941	20,307	125,022	8,178
Auditor fees	3,500	4,000	6,500	2,000
Independent trustee fees	1,000	1,000	1,000	–
Line of credit interest and fees	255	253	250	–
Total other expenses	14,696	25,560	132,772	10,178
Total expenses	35,327	59,303	342,018	23,748

NET INVESTMENT INCOME	93,158	248,028	1,034,945	68,187

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on investments	47,196	12,197	(52,876)	20,796
Change in net unrealized appreciation of investments	44,311	261,165	1,255,427	147,554

NET GAIN ON INVESTMENTS	91,507	273,362	1,202,551	168,350

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$184,665	$521,390	$2,237,496	$236,537

See accompanying Notes to Financial Statements.

16 | Annual Report | December 31, 2011

Madison Mosaic Income Trust

Statements of Changes in Net Assets

For the period indicated
	Government Fund		Core Bond Fund
	Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 93,158	$ 116,984	$ 248,028	$ 357,455
Net realized gain on investments	47,196	5,634	12,197	255,707
Net unrealized appreciation on investments	44,311	31,782	261,165	40,434
Net increase in net assets resulting from operations	184,665	154,400	521,390	653,596

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(93,158)	(116,984)	(248,028)	(357,455)
From net capital gains	(44,407)	(5,897)	–	–
Total distributions	(137,565)	(122,881)	(248,028)	(357,455)

CAPITAL SHARE TRANSACTIONS (Note 7)	233,715	716,384	(523,472)	(3,701,608)

NET INCREASE (DECREASE) IN NET ASSETS	280,815	747,903	(250,110)	(3,405,467)

NET ASSETS
Beginning of period	$5,047,549	$4,299,646	$ 9,095,658	$12,501,125
End of period	$5,328,364	$5,047,549	$ 8,845,548	$ 9,095,658

	Institutional Bond Fund		Investment Grade Corporate Bond Fund
	Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 1,034,945	$ 994,219	$ 68,187	$ 46,400
Net realized gain (loss) on investments	(52,876)	102,500	20,796	3,769
Net unrealized appreciation on investments	1,255,427	1,208,983	147,554	8,240
Net increase in net assets resulting from operations	2,237,496	2,305,702	236,537	58,409

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,034,945)	(994,219)	(68,187)	(46,400)
From net capital gains	(59,296)	(38,218)	(23,110)	-
Total distributions	(1,094,241)	(1,032,437)	(91,297)	(46,400)

CAPITAL SHARE TRANSACTIONS (Note 7)	51,317,599	24,732,606	16,336,110	70,435

NET INCREASE IN NET ASSETS	52,460,854	26,005,871	16,481,350	82,444

NET ASSETS
Beginning of period	$ 52,387,782	$26,381,911	$ 1,069,104	$ 986,660
End of period	$104,848,636	$52,387,782	$17,550,454	$1,069,104

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 17

Madison Mosaic Income Trust

Financial Highlights

Selected data for a share outstanding for the periods indicated

GOVERNMENT FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.72	$10.63	$10.81	$10.30	$9.94
Investment operations:
Net investment income	0.20	0.26	0.27	0.32	0.33
Net realized and unrealized gain (loss) on investments	0.19	0.10	(0.15)	0.51	0.36
Total from investment operations	0.39	0.36	0.12	0.83	0.69
Less distributions:
From net investment income	(0.20)	(0.26)	(0.27)	(0.32)	(0.33)
From net capital gains	(0.09)	(0.01)	(0.03)	–	–
Total distribution	(0.29)	(0.27)	(0.30)	(0.32)	(0.33)
Net asset value, end of period	$10.82	$10.72	$10.63	$10.81	$10.30
Total return (%)	3.65	3.40	1.19	8.17	7.10
Ratios and supplemental data
Net assets, end of period (in thousands)	$5,328	$5,048	$4,300	$5,071	$2,986
Ratio of expenses to average net assets (%)	0.69	0.68	0.69	0.78	1.15
Ratio of net investment income to average net assets (%)	1.81	2.39	2.55	3.00	3.30
Portfolio turnover (%)	45	20	38	67	18

CORE BOND FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$6.89	$6.76	$6.74	$6.58	$6.44
Investment operations:
Net investment income	0.21	0.21	0.21	0.27	0.26
Net realized and unrealized gain (loss) on investments	0.24	0.13	0.02	0.16	0.14
Total from investment operations	0.45	0.34	0.23	0.43	0.40
Less distributions from net investment income	(0.21)	(0.21)	(0.21)	(0.27)	(0.26)
Net asset value, end of period	$7.13	$6.89	$6.76	$6.74	$6.58
Total return (%)	6.60	5.11	3.43	6.80	6.41
Ratios and supplemental data
Net assets, end of period (in thousands)	$8,846	$9,096	$12,501	$5,188	$4,523
Ratio of expenses to average net assets (%)	0.70	0.70	0.70	0.80	1.12
Ratio of net investment income to average net assets (%)	2.94	3.04	3.13	4.18	4.05
Portfolio turnover (%)	21	32	16	36	41

Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

18 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Financial Highlights | concluded

Selected data for a share outstanding throughout each period indicated

INSTITUTIONAL BOND FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.94	$10.68	$10.47	$10.41	$10.08
Investment operations:
Net investment income	0.16	0.19	0.20	0.48	0.44
Net realized and unrealized gain (loss) on investments	0.22	0.27	0.21	0.16	0.33
Total from investment operations	0.38	0.46	0.41	0.64	0.77
Less distributions:
From net investment income	(0.16)	(0.19)	(0.20)	(0.48)	(0.44)
From net capital gains	(0.01)	(0.01)	–	(0.10)	–
Total distributions	(0.17)	(0.20)	(0.20)	(0.58)	(0.44)
Net asset value, end of period	$11.15	$10.94	$10.68	$10.47	$10.41
Total return (%)	3.53	4.35	3.99	6.30	7.77
Ratios and supplemental data
Net assets, end of period (in thousands)	$104,849	$52,388	$26,382	$2,155	$6,413
Ratio of expenses to average net assets (%)	0.49	0.49	0.49	0.56	0.47
Ratio of net investment income to average net assets (%)	1.48	1.76	2.21	3.70	4.21
Portfolio turnover (%)	9	21	11	73	42

INVESTMENT GRADE CORPORATE BOND FUND
	Year Ended December 31,
	2011	2010	2009	2008	2007*
Net asset value, beginning of period	$10.81	$10.68	$10.16	$10.26	$10.00
Investment operations:
Net investment income	0.22	0.48	0.53	0.52	0.27
Net realized and unrealized gain (loss) on investments	0.61	0.13	0.52	(0.09)	0.26
Total from investment operations	0.83	0.61	1.05	0.43	0.53
Less distributions:
From net investment income	(0.36)	(0.48)	(0.53)	(0.52)	(0.27)
From net capital gains	(0.01)	–	–	(0.01)	–
Total distributions	(0.37)	(0.48)	(0.53)	(0.53)	(0.27)
Net asset value, end of period	$11.27	$10.81	$10.68	$10.16	$10.26
Total return (%)	7.83	5.81	10.58	4.29	5.37
Ratios and supplemental data
Net assets, end of period (in thousands)	$17,550	$1,069	$987	$948	$637
Ratio of expenses to average net assets (%)	0.69	0.06	–	–	–
Ratio of net investment income to average net assets (%)	1.98	4.44	5.05	5.21	5.29
Portfolio turnover (%)	10	14	18	5	3

* For the period July 1, 2007 (commencement of operations) through December 31, 2007
Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

Annual Report | December 31, 2011 | 19

Madison Mosaic Income Trust

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Trust maintains four separate funds: Madison Mosaic Government Fund, Madison Mosaic Core Bond Fund, Madison Mosaic Institutional Bond Fund and the Madison Mosaic Investment Grade Corporate Bond Fund (collectively, the "Funds"). Each Fund is a diversified mutual fund with its objectives and strategies detailed in its prospectus.

Portfolio Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Each Fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –quoted prices in active markets for identical investments

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Funds’ investments carried at fair value:

20 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Notes to Financial Statements | continued

Fund	Level 1	Level 2	Level 3	Value at 12/31/11
Government
Mortgage Backed Securities	$ –	$ 575,917	$ –	$ 575,917
U.S. Government and Agency Obligations	–	4,560,671	–	4,560,671
Repurchase Agreement	–	163,633	–	163,633
Total	$ –	$ 5,300,221	$ –	$ 5,300,221
Core Bond
Corporate Notes and Bonds	$ –	$ 4,470,806	$ –	$ 4,470,806
Mortgage Backed Securities	–	1,869,956	–	1,869,956
U.S. Government and Agency Obligations	–	2,172,139	–	2,172,139
Repurchase Agreement	–	247,082	–	247,082
Total	$ –	$ 8,759,983	$ –	$ 8,759,983
Institutional Bond
Corporate Notes and Bonds	$ –	$ 50,843,704	$ –	$ 50,843,704
U.S. Government and Agency Obligations	–	49,323,824	–	49,323,824
Repurchase Agreement	–	7,496,079	–	7,496,079
Total	$ –	$107,663,607	$ –	$107,663,607
Investment Grade Corporate Bond Fund
Corporate Notes and Bonds	$ –	$ 17,067,338	$ –	$ 17,067,338
Repurchase Agreement	–	292,944	–	292,944
Total	$ –	$ 17,360,282	$ –	$ 17,360,282

Please see the Portfolio of Investments for each Fund for a listing of all securities within each caption.

There were no transfers between classification levels during the period ended December 31, 2011. As of and during the year ended December 31, 2011, none of the Funds held securities deemed as a Level 3.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Udpate ("ASU") No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011 and therefore not effective for the current fiscal year.  The Funds’ investment adviser is in the process of assessing the impact of the updated standards on the Funds’ financial statements.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net invest-ment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, are declared and paid annually at year-end.

Annual Report | December 31, 2011 | 21

Madison Mosaic Income Trust | Notes to Financial Statements | continued

The tax character of distributions paid during 2011 and 2010 was as follows:

	2011	2010
Government Fund:
Distributions paid from:
Ordinary income	$106,536	$121,062
Long-term capital gains	31,029	1,819
Core Bond Fund:
Distributions paid from ordinary income	$248,028	$357,455
Institutional Bond Fund:
Distributions paid from:
Ordinary income	$1,073,254	$1,028,225
Long-term capital gains	20,987	11,212
Investment Grade Corporate Bond Fund:
Distributions paid from:
Ordinary income	$69,098	$46,400
Long-term capital gains	$22,199	–

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Government Fund:
Accumulated net realized gains	$ 2,343
Net unrealized appreciation on investments	183,176
$185,519
Core Bond Fund:
Accumulated net realized losses	$ (27,287)
Net unrealized appreciation on investments	538,633
$511,346
Institutional Bond Fund:
Accumulated net realized losses	$ (52,876)
Net unrealized appreciation on investments	2,500,454
$2,447,578
Investment Grade Corporate Bond Fund:
Net unrealized appreciation on investments	$214,681
$214,681

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Tax years open to examination by tax authorities under the statute of limitations include 2008 through 2011.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of December 31, 2011, the Core Bond Fund and Institutional Bond Fund had available for federal income tax purposes the following unused capital loss carryovers:

Fund	Short-Term Losses	Long-Term Losses	Expire
Core Bond	$17,156	–	December 31, 2014
	10,131	–	December 31, 2017
Institutional Bond	–	$52,876	Do not expire.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

22 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Notes to Financial Statements | continued

2. Investments in Repurchase Agreements. When the Funds purchase securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Funds’ custodian bank. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having Advisory and Services Agreements with the same investment adviser, transfer uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of December 31, 2011, the Government Fund had a 0.7% interest, the Core Bond Fund had a 1.0% interest, the Institutional Bond Fund had a 30.1% interest and the Investment Grade Corporate Bond Fund had a 1.2% interest in the consolidated repurchase agreement of $24,892,514 collateralized by $25,389,217 in Fannie Mae Mortgaged Backed Security Notes. Proceeds at maturity were $24,892,521.

In April 2011, FASB issued ASU No. 2011-03 "Reconsideration of Effective Control of Repurchase Agreements." ASU 2011-03 is an amendment to Topic 860 "Transfers and Servicing." These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

3. Investment Advisory Fees. The investment adviser to the Funds, Madison Investment Advisors, LLC (the "Adviser"), earned an advisory fee equal to 0.40% per annum of the average net assets of the Government Fund, Core Bond Fund and Investment Grade Corporate Bond Fund and 0.30% per annum for the Institutional Bond Fund.

4. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. For the year ended December 31, 2011, this fee was 0.28% for the Government Fund, 0.30% for the Core Bond Fund, 0.19% for the Institutional Bond Fund and 0.30% for the Investment Grade Corporate Bond Fund. The Independent Trustees fees and the expenses of the Funds’ independent registered public accountants are paid out of this fee.

5. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Government Fund:
U.S. Gov’t securities	$2,336,940	$2,207,409
Other	–	–
Core Bond Fund:
U.S. Gov’t securities	$959,189	$1,773,766
Other	750,189	878,696
	Purchases	Sales
Institutional Fund:
U.S. Gov’t securities	$27,133,080	$2,736,258
Other	26,949,917	3,170,350
Investment Grade Corporate Bond Fund:
U.S. Gov’t securities	$ –	$ –
Other	16,258,533	346,236

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) were as follows as of December 31, 2011:

	Government Fund	Core Bond Fund

Aggregate Cost	$5,117,045	$8,221,350
Gross unrealized appreciation	183,176	539,828
Gross unrealized depreciation	–	(1,195)
Net unrealized appreciation	$ 183,176	$ 538,633

Annual Report | December 31, 2011 | 23

Madison Mosaic Income Trust | Notes to Financial Statements | continued

	Institutional Bond Fund	Investment Grade Corporate Bond Fund
Aggregate Cost	$105,163,153	$17,145,601
Gross unrealized appreciation	2,502,917	242,323
Gross unrealized depreciation	(2,463)	(27,642)
Net unrealized appreciation	$ 2,500,454	$ 214,681

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended December 31,
Government Fund	2011	2010
In Dollars
Shares sold	$2,417,691	$1,700,722
Shares issued in reinvestment of dividends	133,374	118,897
Total shares issued	2,551,065	1,819,619
Shares redeemed	(2,317,350)	(1,103,235)
Net increase	$ 233,715	$ 716,384

In Shares
Shares sold	223,668	157,293
Shares issued in reinvestment of dividends	12,353	11,009
Total shares issued	236,021	168,302
Shares redeemed	(214,360)	(101,855)
Net increase	21,661	66,447

	Year Ended December 31,
Core Bond Fund	2011	2010
In Dollars
Shares sold	$4,239,259	$4,604,402
Shares issued in reinvestment of dividends	234,467	335,564
Total shares issued	4,473,726	4,939,966
Shares redeemed	(4,997,198)	(8,641,574)
Net decrease	$ (523,472)	$(3,701,608)

In Shares
Shares sold	597,435	658,207
Shares issued in reinvestment of dividends	33,525	48,369
Total shares issued	630,960	706,576
Shares redeemed	(709,623)	(1,236,378)
Net decrease	(78,663)	(529,802)

	Year Ended December 31,
Institutional Bond Fund	2011	2010
In Dollars
Shares sold	$57,572,393	$35,940,448
Shares issued in reinvestment of dividends	187,051	395,053
Total shares issued	57,759,444	36,335,501
Shares redeemed	(6,441,845)	(11,602,895)
Net increase	$51,317,599	$24,732,606

In Shares
Shares sold	5,176,600	3,345,384
Shares issued in reinvestment of dividends	16,928	36,448
Total shares issued	5,193,528	3,381,832
Shares redeemed	(580,883)	(1,061,304)
Net increase	4,612,645	2,320,528

	Year Ended December 31,
Investment Grade Corporate Bond Fund	2011	2010
In Dollars
Shares sold	$17,067,503	$24,035
Shares issued in reinvestment of dividends	33,583	46,400
Total shares issued	17,101,086	70,435
Shares redeemed	(764,976)	–
Net increase	$16,336,110	$70,435

In Shares
Shares sold	1,525,450	2,229
Shares issued in reinvestment of dividends	3,068	4,254
Total shares issued	1,528,518	6,483
Shares redeemed	(70,047)	–
Net increase	1,458,471	6,483

24 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Notes to Financial Statements | concluded

8. Line of Credit. The Government Fund, Core Bond Fund and Institutional Bond Fund have lines of credit with U.S. Bank, N.A. of $500,000, $1 million and $5 million, respectively. Each line is a revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. Each Fund paid $250 for the year to maintain its line of credit. During the year ended December 31, 2011, the Government Fund and Core Bond Fund drew $63,000 and $44,000 for one day on their credit facility and paid $5 and $3 of interest, respectively.

9. Subsequent Events. On February 9, 2012, the Board of Trustees approved the creation of R6 shares for the Core Bond Fund. The additional share class will begin to be offered through certain distribution channels on March 1, 2012. No other events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Annual Report | December 31, 2011 | 25

Madison Mosaic Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Income Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Income Trust (the "Trust"), including the Government Fund, Core Bond Fund, Institutional Bond Fund and Investment Grade Corporate Bond Fund (collectively, the "Funds"), as of December 31, 2011 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for each of the four years in the period then ended and for the period July 1, 2007 (commencement of operations) through December 31, 2007 for the Investment Grade Corporate Bond Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2011, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, and for each of the four years in the period then ended and for the period July 1, 2007 (commencement of operations) through December 31, 2007 for the Investment Grade Corporate Bond Fund, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
February 22, 2012

26 | Annual Report | December 31, 2011

Madison Mosaic Income Trust

Other Information

Fund Expenses

Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 4 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2011 and held for the six-months ended December 31, 2011.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Government Fund	$1,000.00	$1,022.15	0.69%	$3.50
Core Bond Fund	$1,000.00	$1,040.62	0.70%	$3.63
Institutional Bond Fund	$1,000.00	$1,019.74	0.49%	$2.49
Investment Grade Corporate Bond Fund	$1,000.00	$1,054.82	0.69%	$3.58
1For the six-months ended December 31, 2011.
2Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period2
Government Fund	$1,000.00	$1,025.47	0.69%	$3.50
Core Bond Fund	$1,000.00	$1,025.47	0.70%	$3.59
Institutional Bond Fund	$1,000.00	$1,025.47	0.49%	$2.50
Investment Grade Corporate Bond Fund	$1,000.00	$1,025.47	0.69%	$3.47
1For the six-months ended December 31, 2011.
2Expenses are equal to the respective Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Annual Report | December 31, 2011 | 27

Madison Mosaic Income Trust | Other Information | continued

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission ("SEC") web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited).  The Trustees considered a number of factors when the Board approved the renewal of the advisory contract between the Adviser and the Trust during its meeting in July 2011. Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Trust’s Board meeting when it renewed the Trust’s advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in portfolio management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration.

With regard to the investment performance of the Trust and the Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance. The Board and representatives of the Adviser engaged in a comprehensive

28 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Other Information | continued

discussion of performance and market conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of "inapt comparisons." They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Fund’s fee structure based on total expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust (i.e. an advisory fee and a capped administrative "services" expense). The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust and other investment companies pursuant to its administrative services agreements with the Trust (or series, as the case may be), such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules.

In reviewing costs and profits, the Board noted that for some smaller portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust, along with the other funds in the Madison Mosaic and other proprietary mutual fund families in the Madison organization, are profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

Annual Report | December 31, 2011 | 29

Madison Mosaic Income Trust | Other Information | concluded

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements.

During the meeting, the Independent Trustees were represented by Independent counsel, who confirmed that the Trust’s Independent Trustees met separately to review a variety of written contract renewal materials provided by the Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.

Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Trust’s advisory fees are fair and reasonable for each respective portfolio and that renewal of their respective Advisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

30 | Annual Report | December 31, 2011

Madison Mosaic Income Trust

Trustees and Officers

The address of each trustee and officer of the funds is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling Madison Mosaic Funds at 1-800-368-3195.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present, and Trustee, 2001 - Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("MAM") (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC ("Madison" or the "Adviser"), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 - Present
MIH, Executive Director and President, 2010 - Present; Managing Director and President, 1973 -
2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; Madison, Executive Director and President, 2010 - Present; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 -
Present

Madison Mosaic Funds (13), 1996 - Present; Madison
Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera
Bank of Santa Barbara, CA, 2006 - Present

1 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

Annual Report | December 31, 2011 | 31

Madison Mosaic Income Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present;
MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009
MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 - Present
N/A

32 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including the Funds), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC ("MFD")(an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management, LLC ("Concord") (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A

Annual Report | December 31, 2011 | 33

Madison Mosaic Income Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MAM, Madison, Madison Scottsdale, LC,
MFD, and Concord, General Counsel and Chief
Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds, including the Funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 -
Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

34 | Annual Report | December 31, 2011

Madison Mosaic Income Trust | Trustees and Officers | concluded

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this report, the fund complex consists of the Trust with 4 portfolios, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Tax-Free and Government Money Market Trusts, which together have 9 portfolios, for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

Annual Report | December 31, 2011 | 35

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The Madison Mosaic Family of Mutual Funds
Equity Trust
Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
NorthRoad International Fund
Madison Institutional Equity Option Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

An investment in any Madison Mosaic fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Government Money Market fund seeks to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the fund.

TRANSFER AGENT
Madison Mosaic(R) Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711
(Madison Mosaic logo)
Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been amended since it was initially adopted, other than to expand its scope to additional persons or entities to reflect changes occurring over the passage of time.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2011, Lorence Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2011 and 2010, respectively, out of the Services Agreement fees collected from or paid on behalf of all Madison Mosaic Funds were $91,800 ($111,800 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $85,300 ($105,300 including MSP). Of these amounts, approximately $16,000 and $16,500, respectively, was or will be attributable to Madison Mosaic Income Trust and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Income Trust

By: (signature)

W. Richard Mason, Chief Compliance Officer
Date: February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, President and Principal Executive Officer
Date: February 27, 2012

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: February 27, 2012